UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4400

T. Rowe Price Equity Income Fund

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Item 1: Report to Shareholders

Equity Income Fund	December 31, 2008

The views and opinions in this report were current as of December 31, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

The year 2008 will go down in the record books as one of the most difficult in stock market history, and certainly the most difficult in the history of the Equity Income Fund. We’ve lived through many tumultuous periods in the almost 25-year history of the fund. The past year, however, was one of the most memorable or—putting it another way—one of the most forgettable since we introduced the Equity Income Fund in 1985. Putting it in historical perspective, 2008 was the third-worst year for equities in more than a century. One has to go back to 1907 and 1931 to find calendar years that inflicted greater damage on U.S. stocks.

HIGHLIGHTS

• Last year will go down in the record books as one of the most difficult in stock market history, and certainly the most difficult in the history of the Equity Income Fund.

• The fund posted a sharp loss during the year that was only marginally better than that of the broad S&P 500 Index.

• Against the backdrop of the market collapse of 2008, it is important to understand that the stocks in our portfolio comprise a veritable Who’s Who of American economic strength, companies that form the bedrock of the U.S. economic system, which remains the most powerful and dynamic in the world.

• As the dim light of an economic recovery becomes visible at the end of the long tunnel of recession, there is a good chance that global equity markets will begin to respond in anticipation. We believe that many of the conditions are in place for a more rewarding investment environment ahead.

What began in the first half of the year as a simply challenging investment environment evolved into a period of financial crisis in the second half, which led to the demise of many household-name companies. The media have documented the situation in great detail, so I won’t replay it all again here. Suffice it to say that stock prices fell dramatically as investors voted with their feet in a period dominated by almost unbelievably bad financial news. Investors were frightened by the apparent breakdown in the stability of the financial markets. The excessive use of leverage across the global financial system resulted in a credit market crisis of historic proportions. We bore witness to an unprecedented series of policy steps designed to improve market function, inject liquidity into the system, and bolster investor confidence. There were some signs of stabilization late in the year, and our hope is for more of the same in 2009—although the first two weeks of the new year have gotten us off to a rocky start.

A Word From Our Chairman

Dear Shareholder,

The past year has seen a substantial and painful decline in the broad stock and bond markets, both domestically and internationally, and our funds have not been immune to the turmoil. Being an investor in these times can be unsettling because there seem to be few safe havens. Prudent risk-management strategies, such as diversification, may have helped to reduce losses, but they did not avoid them.

At times like these, taking a step back to gain perspective can help. Since Thomas Rowe Price, Jr., founded our company in 1937—in the heart of the Great Depression—the firm has witnessed many market downturns, including the long, slow 1973–1974 bear market; the October 1987 crash; and the bursting of the technology bubble in the early 2000s and subsequent broad market decline. Although the magnitude and duration of the declines have varied, one thing has held true: The markets have always come back.

We also know from experience that emotional responses to financial downturns do not produce good results. Now is the time for investors to remain focused on the fundamentals and to maintain a long-term perspective. That's what we are doing at T. Rowe Price. Our experienced team of analysts and portfolio managers continually examines our portfolios to make sure each fund's holdings still make sense in the ever-changing environment. Before we buy any stock or bond, we do our own research. Our fixed-income funds rely on our independent credit analysis, not on outside ratings agencies.

As painful as market downturns are, the indiscriminate selling that accompanies a panic creates opportunities for investors who can see beyond the fear. We are using our rigorous in-house research to position our portfolios for the next upturn. As always, we remain focused on serving our shareholders. Managing our clients' assets is our only business, and our long-term success is tied to our clients' success.

Please take a moment to read this shareholder report. Your fund's manager provides a candid assessment of recent performance, helps you to see how the fund is managed, and offers a perspective for the next few months.

We know this period has been difficult for investors, and we thank you for your confidence in T. Rowe Price.

Sincerely,

Edward C. Bernard

Edward C. Bernard
Chairman, T. Rowe Price Mutual Funds

In this harsh environment, the Equity Income Fund was not spared. As shown in the Performance Comparison table, the fund declined 25.73% in the last six months of 2008 alone, and 35.75% for the full year, roughly in line with the Lipper average for similarly run funds and slightly better than the S&P 500 Index. (Performance for the Advisor and R Class shares was lower due to their higher expense ratios.) In 2008, your fund suffered the largest decline in its history. Performing somewhat better than the overall stock market provides scant comfort during a period in which losses were so steep and widespread, but nonetheless, the fund behaved as one might have expected considering the carnage that took place. That said, decent relative performance is little consolation when we lose this much in absolute terms. I say this not only as president of the fund and chairman of its Investment Advisory Committee, but also as an investor in the fund along with you.

DIVIDEND DISTRIBUTION

On December 10, 2008, your fund’s Board of Trustees declared a fourth-quarter income dividend of $0.16 per share, which was paid on December 12. You should have received a check or statement reflecting this dividend. The fourth-quarter dividend distribution brought total dividends paid in 2008 to $0.59 for the year. (Dividends for the Advisor and R Class shares were slightly lower.) A portion of an earlier dividend was reclassified as a short-term capital gain for 1099 purposes, meaning that its tax character is different from that shown on the statement when it was paid. Remember to use Form 1099-DIV, not your year-end statement, when you file your taxes. The tax character refers to whether the dividend is from taxable or tax-exempt income, short- or long-term gain, or return of capital.

PORTFOLIO REVIEW

The market decline was dramatic and, unlike other bear market declines we’ve experienced, there were few places to hide in 2008. We witnessed a significant flight to quality during the year as concerned investors rushed to buy government securities and drove yields on Treasury bills to almost 0%. Even the best-performing stock market sectors suffered declines ranging between 15% and 25%. One of the few areas of stability, if one can think in those terms in the midst of such turmoil, was our allocation to the consumer products and food and beverage industries. Anheuser-Busch turned out to be one of our better investments in 2008 when the brewery concern, whose flagship beer was Budweiser, was acquired late in the year by InBev, a Belgian-Brazilian conglomerate that is one of the largest consumer product companies in the world. On the other end of the spectrum, most of our investments in the financials sector and in more cyclical sectors of the market suffered dramatically in 2008. (Please refer to our portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

In terms of recent investment activity, the Major Portfolio Changes table following this letter lists some of the companies in which we made new investments or sold existing ones. Most of the purchases were in companies that we believe should benefit from an economic recovery. For example, Deere, Boeing, Tiffany, and Marriott are firms with strong balance sheets, excellent competitive positions, and long operating histories. Each should reap the rewards of an eventual economic recovery. We also added Goldman Sachs to the portfolio, since we believe it will be a primary beneficiary of a return to stability in the financials sector. We added to our longstanding investment in GE as well.

Regarding sales, the common theme among companies we either eliminated or reduced our positions in—Wal-Mart, General Mills, Coca-Cola, Abbott Laboratories, Union Pacific—is that their generally predictable businesses and stable earnings histories were in great demand by investors in 2008. Consequently, their relatively strong stock price performance made them less compelling holdings compared with other potential investments.

As we review the largest holdings in the portfolio (see the Twenty-Five Largest Holdings table following this letter), it is important to reflect on what they represent. So much has been written and discussed about market volatility that investors often lose sight of what they own. It’s important to think about the products and services these companies provide, their financial positions, operating histories, and management depth. Investors sometimes forget that stocks represent ownership in a business. Stocks are more than mere pieces of paper that rise or fall in price on a daily basis. Each share represents a small sliver of the productive assets of a company and its ability to earn a return on the capital invested in the business.

As we reflect on how tough a year 2008 was in terms of performance, it is important to realize that our free market system is essentially sound, that it will recover as it has in the past, and that the companies we own in our portfolio enjoy competitive positions in their respective industries and the potential to grow their businesses over time. Our top five holdings alone—ExxonMobil, JPMorgan Chase, Chevron, GE, and AT&T—represent a fairly broad cross-section of American industry. The rest of the list is a veritable Who’s Who of American economic strength, companies that form the bedrock of the U.S. economic system, which, though weakened at the moment, remains the most powerful and dynamic in the world.

OUTLOOK

As we enter 2009, the only positive aspect of 2008’s steep decline is that stock prices are cheaper and valuations are more attractive today. On average, investments in the fund sell at about 12 times earnings. As we look ahead to the rest of the year, it is important to understand the difference between what we think and what we know. As mentioned, we know we have investments in strong companies selling at reasonable valuations with good prospects. Using history as our guide, we think the environment is likely to improve at some point. In fact, because 2008 was such a negative environment, we actually have a more constructive outlook for 2009.

We also think that the massive monetary and fiscal stimulus programs now in place will begin to have an impact as we move through the year. Investors held literally trillions of dollars in low-yielding, low-risk money market securities, assets they have opted to hold instead of higher-risk, higher-return investments. As the dim light of an economic recovery becomes slightly visible at the end of the long tunnel of recession, there is a good chance that global equity markets will begin to respond in anticipation. Of course, there are never any guarantees when it comes to investing in equities, but we believe that many of the conditions are in place for a more rewarding investment environment ahead.

Each year, we thank you for your continued confidence and support. We particularly want to do so this year after what has been such a trying time for stock investors.

Respectfully submitted,

Brian C. Rogers
President of the fund and chairman of its Investment Advisory Committee

January 16, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

GLOSSARY

Beta: A measure of the market risk of a stock showing how responsive it is to a given market index, such as the S&P 500 Stock Index. By definition, the beta of the benchmark index is 1.00. A fund with a 1.10 beta is expected to perform 10% better than the index in up markets and 10% worse in down markets. Usually, higher betas represent riskier investments.

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

Price/earnings ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

S&P 500 Stock Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total return basis.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights

For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡	12/31/04
NET ASSET VALUE					
Beginning of period	$ 28.10	$ 29.55	$ 25.92	$ 26.59	$ 24.16
Investment activities					
Net investment income	0.60 (1)	0.57	0.49	0.46	0.41
Net realized and unrealized gain (loss)	(10.32)	0.39	4.42	0.66	3.16
Total from investment activities	(9.72)	0.96	4.91	1.12	3.57
Distributions					
Net investment income	(0.59)	(0.58)	(0.49)	(0.46)	(0.42)
Net realized gain	(0.71)	(1.83)	(0.79)	(1.33)	(0.72)
Total distributions	(1.30)	(2.41)	(1.28)	(1.79)	(1.14)
NET ASSET VALUE					
End of period	$ 17.08	$ 28.10	$ 29.55	$ 25.92	$ 26.59

Ratios/Supplemental Data					
Total return (2)	(35.75)% (1)	3.30%	19.14%	4.26%	15.05%
Ratio of total expenses to average net assets	0.69% (1)	0.67%	0.69%	0.71%	0.74%
Ratio of net investment income to average net assets	2.59% (1)	1.89%	1.77%	1.73%	1.69% (3)
Portfolio turnover rate	31.6%	25.7%	17.3%	20.5%	16.1%
Net assets, end of period (in millions)	$ 12,492	$ 20,521	$ 20,999	$ 17,891	$ 16,034

‡ Per share amounts calculated using average shares outstanding method.

(1) See Note 5. Excludes expenses in excess of 0.00% of average net assets for the year ended 12/31/08, related to investments in T. Rowe Price mutual funds.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(3) Includes the effect of a one-time special dividend (0.1% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS | For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡	12/31/04
NET ASSET VALUE					
Beginning of period	$ 28.04	$ 29.50	$ 25.87	$ 26.55	$ 24.12
Investment activities					
Net investment income	0.55 (1)	0.51	0.43	0.40	0.37
Net realized and unrealized gain (loss)	(10.29)	0.37	4.42	0.66	3.15
Total from investment activities	(9.74)	0.88	4.85	1.06	3.52
Distributions					
Net investment income	(0.55)	(0.51)	(0.43)	(0.41)	(0.37)
Net realized gain	(0.71)	(1.83)	(0.79)	(1.33)	(0.72)
Total distributions	(1.26)	(2.34)	(1.22)	(1.74)	(1.09)
NET ASSET VALUE					
End of period	**$ 17.04**	**$ 28.04**	**$ 29.50**	**$ 25.87**	**$ 26.55**

Ratios/Supplemental Data

Total return (2)	**(35.88)% (1)**	**3.03%**	**18.92%**	**4.03%**	**14.85%**
Ratio of total expenses to average net assets	0.90% (1)	0.88%	0.89%	0.92%	0.93%
Ratio of net investment income to average net assets	2.38% (1)	1.68%	1.58%	1.52%	1.51% (3)
Portfolio turnover rate	31.6%	25.7%	17.3%	20.5%	16.1%
Net assets, end of period (in millions)	$ 1,407	$ 2,539	$ 2,247	$ 2,315	$ 2,265

‡ Per share amounts calculated using average shares outstanding method.

(1) See Note 5. Excludes expenses in excess of 0.00% of average net assets for the year ended 12/31/08, related to investments in T. Rowe Price mutual funds.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(3) Includes the effect of a one-time special dividend (0.1% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS — For a share outstanding throughout each period

R Class

	Year Ended 12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡	12/31/04
NET ASSET VALUE					
Beginning of period	$ 28.01	$ 29.46	$ 25.86	$ 26.55	$ 24.14
Investment activities					
Net investment income	0.49[(1)]	0.43	0.36	0.34	0.30
Net realized and unrealized gain (loss)	(10.28)	0.38	4.40	0.65	3.15
Total from investment activities	(9.79)	0.81	4.76	0.99	3.45
Distributions					
Net investment income	(0.49)	(0.43)	(0.37)	(0.35)	(0.32)
Net realized gain	(0.71)	(1.83)	(0.79)	(1.33)	(0.72)
Total distributions	(1.20)	(2.26)	(1.16)	(1.68)	(1.04)
NET ASSET VALUE					
End of period	**$ 17.02**	**$ 28.01**	**$ 29.46**	**$ 25.86**	**$ 26.55**

Ratios/Supplemental Data

Total return[(2)]	**(36.05)%**[(1)]	**2.80%**	**18.56%**	**3.76%**	**14.53%**
Ratio of total expenses to average net assets	1.16%[(1)]	1.15%	1.16%	1.18%	1.22%
Ratio of net investment income to average net assets	2.12%[(1)]	1.42%	1.30%	1.29%	1.28%[(3)]
Portfolio turnover rate	31.6%	25.7%	17.3%	20.5%	16.1%
Net assets, end of period (in thousands)	$ 155,633	$ 278,500	$ 268,968	$ 186,652	$ 76,974

‡ Per share amounts calculated using average shares outstanding method.

(1) See Note 5. Excludes expenses in excess of 0.00% of average net assets for the year ended 12/31/08, related to investments in T. Rowe Price mutual funds.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(3) Includes the effect of a one-time special dividend (0.1% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 95.9%		
CONSUMER DISCRETIONARY 14.3%		
Automobiles 0.4%		
Harley-Davidson	3,250,000	55,153
		55,153
Distributors 0.6%		
Genuine Parts	2,250,000	85,185
		85,185
Diversified Consumer Services 0.7%		
H&R Block	4,000,000	90,880
		90,880
Hotels, Restaurants & Leisure 0.8%		
Marriott, Class A	3,250,000	63,212
MGM Mirage (1)	4,000,000	55,040
		118,252
Household Durables 3.3%		
Black & Decker	1,250,000	52,262
D. R. Horton	3,000,000	21,210
Fortune Brands	4,500,000	185,760
Harman International	1,750,000	29,278
Newell Rubbermaid	7,000,000	68,460
Whirlpool	2,500,000	103,375
		460,345
Leisure Equipment & Products 0.7%		
Mattel	6,250,000	100,000
		100,000
Media 4.4%		
Cablevision, Class A	4,500,000	75,780
CBS, Class B	3,000,000	24,570
Disney	6,250,000	141,812

Gannett	2,000,000	16,000
McGraw-Hill	5,750,000	133,343
New York Times, Class A (2)	7,000,000	51,310
Time Warner	15,250,000	153,415
WPP (GBP)	4,250,000	24,774
		621,004
Multiline Retail 0.3%		
Macys	3,500,000	36,225
		36,225
Specialty Retail 3.1%		
Bed Bath & Beyond (1)	5,970,000	151,757
Home Depot	9,750,000	224,445
Tiffany	2,750,000	64,983
		441,185
Total Consumer Discretionary		2,008,229
CONSUMER STAPLES 4.6%		
Beverages 0.5%		
Anheuser-Busch InBev (EUR)	3,250,000	75,349
		75,349
Food & Staples Retailing 0.1%		
Whole Foods Market	1,500,000	14,160
		14,160
Food Products 3.0%		
Hershey Foods	7,000,000	243,180
Kraft Foods, Class A	4,500,000	120,825
McCormick	2,000,000	63,720
		427,725

Household Products 0.9%		
Colgate-Palmolive	250,000	17,135
Kimberly-Clark	2,000,000	105,480
		122,615
Personal Products 0.1%		
Estee Lauder, Class A	250,000	7,740
		7,740
Total Consumer Staples		647,589
ENERGY 14.5%		
Energy Equipment & Services 0.8%		
BJ Services	2,500,000	29,175
Schlumberger	1,900,000	80,427
		109,602
Oil, Gas & Consumable Fuels 13.7%		
Anadarko Petroleum	3,000,000	115,650
BP, ADR	3,750,000	175,275
Chevron	6,000,000	443,820
CONSOL Energy	1,500,000	42,870
ExxonMobil	6,000,000	478,980
Murphy Oil	3,600,000	159,660
Royal Dutch Shell, ADR, Class A	5,750,000	304,405
Spectra Energy	3,500,000	55,090
Sunoco	3,412,200	148,294
		1,924,044
Total Energy		2,033,646
FINANCIALS 20.0%		
Capital Markets 3.9%		
Bank of New York Mellon	6,400,000	181,312

Goldman Sachs	1,350,000	113,926
Janus Capital Group	2,624,400	21,074
Legg Mason	1,000,000	21,910
Merrill Lynch	6,869,458	79,960
Merrill Lynch, Acquisition Date: 1/18/08 Acquisition Cost $91,940 (3)	3,321,030	36,724
Och-Ziff Capital Management	2,750,000	14,163
UBS (CHF)(1)	5,250,000	76,145
		545,214
Commercial Banks 5.8%		
Allied Irish Banks (EUR)	8,750,000	21,279
Fifth Third Bancorp	7,000,000	57,820
KeyCorp	7,000,000	59,640
Marshall & Ilsley	3,000,000	40,920
SunTrust	5,000,000	147,700
U.S. Bancorp	8,500,000	212,585
Wells Fargo	9,500,000	280,060
		820,004
Consumer Finance 2.3%		
American Express	6,250,000	115,937
Capital One Financial	3,600,000	114,804
SLM Corporation (1)	9,750,000	86,775
		317,516
Diversified Financial Services 4.2%		
Bank of America	7,006,262	98,648
Citigroup	5,750,000	38,583
JPMorgan Chase	14,500,000	457,185
		594,416
Insurance 3.8%		
Chubb	1,500,000	76,500
Hartford Financial Services	500,000	8,210

Lincoln National	4,500,000	84,780
Marsh & McLennan	8,500,000	206,295
Progressive Corporation	4,500,000	66,645
The Travelers Companies	2,000,000	90,400
		532,830
Total Financials		2,809,980

HEALTH CARE 8.7%

Biotechnology 1.0%

Amgen (1)	2,500,000	144,375
		144,375

Health Care Providers & Services 0.5%

WellPoint (1)	1,750,000	73,728
		73,728

Pharmaceuticals 7.2%

Bristol Myers Squibb	6,000,000	139,500
Eli Lilly	4,000,000	161,080
Johnson & Johnson	2,500,000	149,575
Merck	6,000,000	182,400
Pfizer	11,000,000	194,810
Wyeth	4,750,000	178,172
		1,005,537
Total Health Care		1,223,640

INDUSTRIALS & BUSINESS SERVICES 11.6%

Aerospace & Defense 1.7%

Boeing	3,000,000	128,010
Honeywell International	3,250,000	106,698
		234,708

Air Freight & Logistics 1.0%		
UPS, Class B	2,500,000	137,900
		137,900
Building Products 0.8%		
Masco	8,211,000	91,388
USG (1)	3,000,000	24,120
		115,508
Commercial Services & Supplies 0.8%		
Avery Dennison	3,500,000	114,555
		114,555
Electrical Equipment 0.5%		
Cooper Industries, Class A	2,350,000	68,691
		68,691
Industrial Conglomerates 4.5%		
3M	3,750,000	215,775
GE	25,500,000	413,100
		628,875
Machinery 2.3%		
Deere	3,000,000	114,960
Eaton	1,000,000	49,710
Illinois Tool Works	4,750,000	166,487
		331,157
Total Industrials & Business Services		1,631,394
INFORMATION TECHNOLOGY 5.8%		
Communications Equipment 0.4%		
Alcatel-Lucent, ADR (1)	5,000,000	10,750
Cisco Systems (1)	2,750,000	44,825
		55,575

Computers & Peripherals 0.6%		
Dell (1)	7,500,000	76,800
		76,800
Electronic Equipment, Instruments & Components 0.3%		
Tyco Electronics	2,750,000	44,578
		44,578
Internet Software & Services 1.0%		
eBay (1)	4,250,000	59,330
Yahoo! (1)	7,000,000	85,400
		144,730
IT Services 0.8%		
Computer Sciences (1)	3,000,000	105,420
		105,420
Semiconductor & Semiconductor Equipment 1.5%		
Analog Devices	5,000,000	95,100
Applied Materials	4,250,000	43,053
Intel	4,975,000	72,933
		211,086
Software 1.2%		
Microsoft	9,000,000	174,960
		174,960
Total Information Technology		813,149
MATERIALS 5.6%		
Chemicals 1.5%		
DuPont	4,476,000	113,243
International Flavors & Fragrances (2)	3,250,000	96,590
		209,833

Construction Materials 1.1%		
Vulcan Materials	2,250,000	156,555
		156,555
Metals & Mining 1.6%		
Alcoa	5,000,000	56,300
Nucor	3,600,000	166,320
		222,620
Paper & Forest Products 1.4%		
International Paper	9,696,636	114,420
MeadWestvaco	4,476,000	50,086
Weyerhaeuser	1,250,000	38,263
		202,769
Total Materials		791,777
TELECOMMUNICATION SERVICES 4.9%		
Diversified Telecommunication Services 4.3%		
AT&T	12,000,000	342,000
Qwest Communications International	25,000,000	91,000
Verizon Communications	5,223,000	177,060
		610,060
Wireless Telecommunication Services 0.6%		
Sprint Nextel (1)	12,000,000	21,960
Vodafone (GBP)	27,000,000	54,351
		76,311
Total Telecommunication Services		686,371
UTILITIES 5.9%		
Electric Utilities 3.3%		
Duke Energy	7,000,000	105,070
Entergy	1,200,000	99,756

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $18,354,518)	$ 14,046,155
Dividends and interest receivable	36,542
Receivable for shares sold	26,327
Other assets	131
Total assets	14,109,155
Liabilities	
Payable for shares redeemed	43,769
Investment management fees payable	6,482
Due to affiliates	2,062
Other liabilities	1,720
Total liabilities	54,033
NET ASSETS	$ 14,055,122
Net Assets Consist of:	
Undistributed net investment income	$ 8,481
Accumulated undistributed net realized loss	(374,982)
Net unrealized loss	(4,308,405)
Paid-in capital applicable to 823,351,982 no par value shares of beneficial interest outstanding; unlimited number of shares authorized	18,730,028
NET ASSETS	$ 14,055,122
NET ASSET VALUE PER SHARE	
Investor Class	
($12,492,028,485 / 731,596,349 shares outstanding)	$ 17.08
Advisor Class	
($1,407,461,230 / 82,609,477 shares outstanding)	$ 17.04
R Class	
($155,632,782 / 9,146,156 shares outstanding)	$ 17.02

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/08	12/31/07
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 493,755	$ 458,446
Net realized gain (loss)	(375,187)	1,923,770
Change in net unrealized gain (loss)	(8,262,029)	(1,574,196)
Increase (decrease) in net assets from operations	(8,143,461)	808,020
Distributions to shareholders		
Net investment income		
Investor Class	(430,380)	(412,232)
Advisor Class	(50,341)	(43,028)
R Class	(4,553)	(4,052)
Net realized gain		
Investor Class	(510,675)	(1,285,887)
Advisor Class	(64,396)	(155,262)
R Class	(6,592)	(17,115)
Decrease in net assets from distributions	(1,066,937)	(1,917,576)
Capital share transactions*		
Shares sold		
Investor Class	2,631,716	3,155,660
Advisor Class	779,138	800,646
R Class	69,259	96,971
Distributions reinvested		
Investor Class	881,373	1,592,960
Advisor Class	112,449	194,601
R Class	11,145	21,167
Shares redeemed		
Investor Class	(3,465,548)	(4,266,732)
Advisor Class	(993,321)	(567,222)
R Class	(99,228)	(94,533)
Increase (decrease) in net assets from capital share transactions	(73,017)	933,518
Net Assets		
Increase (decrease) during period	(9,283,415)	(176,038)
Beginning of period	23,338,537	23,514,575
End of period	**$ 14,055,122**	**$ 23,338,537**
Undistributed net investment income	8,481	–

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Equity Income Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies. The fund has three classes of shares: the Equity Income Fund original share class, referred to in this report as the Investor Class, offered since October 31, 1985; the Equity Income Fund—Advisor Class (Advisor Class), offered since March 31, 2000; and the Equity Income Fund—R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on a quarterly basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $264,000 for the year ended December 31, 2008. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncements On January 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on December 31, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2008, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $5,937,641,000 and $5,920,806,000, respectively, for the year ended December 31, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. For the year ended December 31, 2008, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Distributions during the years ended December 31, 2008 and December 31, 2007 were characterized for tax purposes as follow:

At December 31, 2008, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2008, all unused capital loss carryforwards expire in fiscal 2016. Pursuant to federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions is deferred until the subsequent tax year. Consequently, realized losses reflected in the accompanying financial statements include net capital losses realized between November 1 and the fund’s fiscal year-end that have not been recognized for tax purposes (Post-October loss deferrals).

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee. The individual fund fee is equal to 0.25% of the fund’s average daily net assets up to $15 billion and 0.21% of the fund’s average daily net assets in excess of $15 billion; previously, through May 31, 2005, the individual fund fee had been a flat rate of 0.25% of the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2008, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended December 31, 2008, expenses incurred pursuant to these service agreements were $135,000 for Price Associates, $7,122,000 for T. Rowe Price Services, Inc., and $9,292,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Trustees, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2008, the fund was charged $386,000 for shareholder servicing costs related to the college savings plans, of which $303,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2008, approximately 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2008, the fund was allocated $2,065,000 of Spectrum Funds’ expenses, of which $1,540,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2008, approximately 8% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds (underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and/or T. Rowe Price International, Inc. (collectively, the Price managers) and are considered affiliates of the fund. Each underlying institutional fund pays an all-inclusive management and administrative fee to its Price manager. To ensure that the fund does not incur duplicate fees, each Price manager has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the year ended December 31, 2008 are as follows:

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of T. Rowe Price Equity Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Equity Income Fund (the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2009

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/08

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $39,341,000 from short-term capital gains

• $544,601,000 from long-term capital gains subject to the 15% rate gains category.

For taxable non-corporate shareholders, $493,438,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $493,438,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S TRUSTEES AND OFFICERSS

Your fund is governed by a Board of Trustees (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” trustees are employees or officers of T. Rowe Price. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the trustees and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Trustees

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (8/08 to present); Director, Vornado
2001	Real Estate Investment Trust (3/04 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche
Bank North America (2004 to present); Director, Chairman of the
Board, and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (10/95 to present); Chairman, The Haven Group, a cus-
1994	tom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Golden Star Resources Ltd. (5/92 to present); Director, Pacific Rim
1988	Mining Corp. (2/02 to present); Director, B.C. Corporation (3/08 to present); Chairman, Canyon Resources Corp. (8/07 to 3/08); Director,
Atna Resources Ltd. (3/08 to present)

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Federal National Mortgage
2003	Association (9/06 to present); Director, Norfolk Southern (2/08 to pres-
ent); Director, Georgia Pacific (5/04 to 12/05); Managing Director and
President, Global Private Client Services, Marsh Inc. (1999 to 2003)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
2001	Advisors, L.P. (10/92 to present)

*Each independent trustee oversees 126 T. Rowe Price portfolios (except Mr. Fagin, who oversees
125 T. Rowe Price portfolios) and serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[126]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of
the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[71]	Trust Company; President, Equity Income Fund

*Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Jeffrey W. Arricale, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Equity Income Fund	Group, Inc.

Andrew M. Brooks (1956)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Equity Income Fund	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Equity Income Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Equity Income Fund	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Equity Income Fund	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

David R. Giroux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Equity Income Fund	Group, Inc., and T. Rowe Price Trust Company

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Equity Income Fund	Trust Company

Paul Greene II (1978)	Vice President, T. Rowe Price; formerly student,
Vice President, Equity Income Fund	Graduate School of Business, Stanford University
(to 2006); Finance & Operations Analyst,
ArvinMeritor, Inc. (to 2004)

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Equity Income Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company; formerly
Partner, PricewaterhouseCoopers LLP (to 2007)

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Equity Income Fund	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Equity Income Fund	T. Rowe Price Investment Services, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President, Equity Income Fund	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Retirement Plan Services, Inc.

Jason B. Polun, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Equity Income Fund	Group, Inc.; formerly Vice President, Wellington
Management LLP (to 2006); student, The
Wharton Business School, University of
Pennsylvania (to 2004)

Robert T. Quinn, Jr. (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Equity Income Fund	Group, Inc.; formerly Director of Investment
Banking, UBS Investment Bank (to 2004)

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Equity Income Fund	Group, Inc.; formerly Senior Equity Analyst,
Wachovia Securities (to 2005)

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Equity Income Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,922,000 and $1,486,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Income Fund

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 19, 2009